UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

MINERALRITE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 000-27739

State of Incorporation: Texas

IRS Employer Identification Number: 90-0315909

325 N. St. Paul Street, Suite 3100
Dallas, Texas 75201
(Address of principal executive offices)

(469) 881-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report: Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425
☐ Soliciting material pursuant to Rule 14a-12
☐ Pre-commencement communications pursuant to Rule 14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c)

Securities registered pursuant to Section 12(g) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered	Par Value
Common stock	RITE	OTC Markets (OTCID)	No Par Value
Series A Preferred	None	None	No Par Value
Series B Preferred	None	None	No Par Value
Series C Preferred	None	None	No Par Value
Series D Preferred	None	None	$25.00
Series NMC Preferred	None	None	$25.00

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Certificate of Formation

On October 26, 2026, the Secretary of State of the State of Texas filed the Restated Certificate of Formation of MineralRite Corporation (the “Company”), which became effective upon filing. The Secretary of State notified the Company of the filing by letter and email dated October 30, 2026, a Nevada state holiday on which the Company’s office was closed, and the Company first noted the notification on November 1, 2026. The Restated Certificate of Formation was approved by the Company’s Board of Directors and by the shareholders entitled to vote on the matter on September 28, 2026, and restates the Company’s Restated Certificate of Formation dated December 18, 2024. The changes are as follows:

•	Series D Preferred Stock. The number of shares designated as Series D Preferred Stock increased from 35,000 to 60,000.
•	Series NMC Preferred Stock. The number of shares designated as Series NMC Preferred Stock increased from 7,100,000 to 10,000,000.
•	Undesignated Preferred Stock. As a result of these increases, the number of undesignated shares of Preferred Stock decreased from 42,627,000 to 39,702,000. The Company’s total authorized capital stock did not change and remains 20,000,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock, and the authorized numbers of shares of Series A, Series B and Series C Preferred Stock did not change.
•	Redeemed or reacquired preferred shares. Previously, shares of any series of Preferred Stock redeemed or otherwise acquired by the Company were cancelled and retired and could not be reissued. Under the Restated Certificate of Formation, those shares cease to be outstanding and resume the status of authorized but unissued shares of the same series, which may be issued only in accordance with the Restated Certificate of Formation, applicable law and required corporate approvals. This change applies to each of the Series A, Series B, Series C, Series D and Series NMC Preferred Stock.
•	Written consent of preferred holders. A new provision in the designation of each series of Preferred Stock permits the holders of that series to act without a meeting by written consent signed by holders having not less than the minimum number of votes that would be necessary to take the action at a meeting, subject to the Texas Business Organizations Code. Previously, the designations contained no such provision. The former notice provision of each designation was renumbered without change.
•	Corrections. The Restated Certificate of Formation also corrects typographical, grammatical, numbering and cross-reference errors. These corrections do not change the stated voting, conversion or economic terms of any class or series of the Company’s stock.

The foregoing description is qualified in its entirety by reference to the full text of the Restated Certificate of Formation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Bylaws

On November 2, 2026, the Company’s Board of Directors adopted Amended and Restated Bylaws, effective immediately. Under Article V of the Restated Certificate of Formation and Section 21.057 of the Texas Business Organizations Code, shareholder approval was not required. The Amended and Restated Bylaws:

•	conform references to the Company’s charter to the Restated Certificate of Formation (the prior bylaws referred to “Articles of Incorporation”) and provide that the Company’s classes of stock and series of Preferred Stock are those set out in the Certificate of Formation (the prior bylaws stated that the Company’s stock was not classified or in series);
•	add the offices of Chairman of the Board, Chief Executive Officer and Chief Financial Officer, and provide that, unless the Board designates otherwise, the President is the Chief Executive Officer and the Treasurer is the Chief Financial Officer (the prior bylaws did not provide for these offices);
•	permit a stock certificate to be signed by one officer when one person holds every office authorized to sign stock certificates (the prior bylaws required the signatures of two officers);
•	provide that any agreement or transaction in which an officer or director has an outside interest must be disclosed to the Board and approved or ratified in a manner provided in Section 21.418 of the Texas Business Organizations Code (the prior bylaws instead required that such an agreement be signed by an officer other than the President);
•	prohibit personal loans to directors and executive officers, consistent with Section 13(k) of the Securities Exchange Act of 1934, including any person holding the office of Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Vice-President, Secretary or Treasurer, and permit loans to other officers only with Board approval (the prior bylaws permitted loans to officers if approved by two-thirds of the outstanding voting shares);
•	permit shareholder action by less than unanimous written consent only to the extent authorized by the Certificate of Formation, and require compliance with the Texas Business Organizations Code and, where applicable, Regulation 14C under the Securities Exchange Act of 1934 (the prior bylaws permitted action by the written consent of the holders of a majority of the shares entitled to vote);
•	remove the provision that allowed a majority of the shareholders to overturn a Board resolution on director compensation;
•	conform shareholder inspection rights to Section 21.218 of the Texas Business Organizations Code, which applies to shareholders of at least six months or of at least five percent of the outstanding shares who make a written demand stating a proper purpose, limit inspection to records relevant to that purpose, and provide that the shareholder pays reasonable costs and, for non-public records, signs a confidentiality agreement, and that the Company may decline a demand as provided in Section 21.222 of that Code (the prior bylaws extended inspection rights to any shareholder on written request);
•	require the Company to advance expenses to directors and officers in proceedings arising from their service, upon a written affirmation of good faith and a written undertaking to repay, consistent with Article XI of the Certificate of Formation and Section 8.104 of the Texas Business Organizations Code;
•	add a continuity-of-management provision under which the Board may designate interim successors who, if every officer is unable to act or no director remains in office, may preserve the Company’s assets and records, keep its reports and filings current, and call a special meeting of shareholders to elect directors, but may not issue stock or approve fundamental transactions;
•	state that the Company’s fiscal year ends on December 31 (unchanged from the Company’s existing fiscal year);
•	provide that a director acting in good faith is not liable to the Company or its shareholders for official acts to the fullest extent permitted by law and as provided in Article X of the Certificate of Formation (the prior bylaws stated that such a director was “immune from liability”); and
•	make clarifying, typographical and cross-reference corrections.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Formation of MineralRite Corporation, filed with the Secretary of State of the State of Texas on October 26, 2026
3.2	Amended and Restated Bylaws of MineralRite Corporation, effective November 2, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALRITE CORPORATION

By: /s/ James Burgauer
Name: James Burgauer
Title: President and Principal Executive Officer

Date: November 2, 2026